Exhibit 24.0
                               Power of Attorney

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below, being a director of the Registrant (Federal Trust Corporation) constitute and appoint James V. Suskiewich and Aubrey H. Wright, Jr., or either of them, as their true and lawful attorneys-in-fact and agents with capacities to sign any or all amendments to the Form S-1 Registration Statement of the Registrant, and to file to the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as each might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



         Signature                                   Title                              Date



________________________                    Chairman of the Board,                      _________________
James V. Suskiewich                         Chief Executive Officer and                 Date
                                            President

________________________                    Director, Senior Vice President             _________________
Aubrey H. Wright, Jr.                       And Chief Financial Officer                 Date
                                            (Principal Financial Officer)

________________________                    Director                                    _________________
Dr. Samuel C. Certo                                                                     Date


________________________                    Director                                    _________________
George W. Foster                                                                        Date


________________________                    Director                                    _________________
Kenneth W. Hill                                                                         Date






                                POWER OF ATTORNEY

         KNOW  ALL MEN BY THESE  PRESENTS,  that  each  person  whose  signature appears below,  being a director of the Registrant  (Federal Trust  Corporation)
constitute and appoint James V. Suskiewich and Aubrey H. Wright,  Jr., or either of them, as their true and lawful  attorneys-in-fact  and agents with capacities to sign any or all  amendments  to the Form S-1  Registration  Statement  of the
Registrant,  and to file to the  same,  with all  exhibits  thereto,  and  other documents in connection therewith,  with the Securities and Exchange Commission, granting unto said  attorneys-in-fact  and agents full power and authority to do and perform each and every act and things  requisite and necessary to be done in and about the  premises,  as fully to all intents and  purposes as each might or
could  do  in  person,   hereby   ratifying   and   confirming   all  that  said
attorneys-in-fact  and agents or his substitute or substitutes,  may lawfully do or cause to be done by virtue hereof.



         Signature                                   Title                              Date



/s/ James V. Suskiewich                     Chairman of the Board,                      July 1, 1997
-----------------------
James V. Suskiewich                         Chief Executive Officer and
                                            President

/s/ Aubrey H. Wright, Jr.                   Director, Senior Vice President             July 1, 1997
-------------------------
Aubrey H. Wright, Jr.                       And Chief Financial Officer
                                            (Principal Financial Officer)

/s/ Dr. Samuel C. Certo                     Director                                    July 1, 1997
-------------------------
Dr. Samuel C. Certo


/s/ George W. Foster                        Director                                    July 1, 1997
-------------------------
George W. Foster


/s/ Kenneth W. Hill                         Director                                    July 1, 1997
--------------------------
Kenneth W. Hill





